EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2003 of Joule Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Emanuel N. Logothetis, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ EMANUEL N. LOGOTHETIS
-------------------------
Emanuel N. Logothetis,
Chairman of the Board and
Chief Executive Officer


May 14, 2003


A signed original of the written statement required by Section 906 has been provided to Joule Inc. and will be retained by Joule Inc. and furnished to the Securities and Exchange Commission or its staff upon request.